                                EXHIBIT 10(am)

                       SECOND AMENDMENT TO AGREEMENT FOR
                         PURCHASE AND SALE OF ASSETS

     THIS SECOND AMENDMENT is made and entered into this 21st day of November, 1995 by and among AMRESCO, INC., a Delaware corporation ("AMRESCO"), HOLLIDAY FENOGLIO, INC., a Delaware Corporation (formerly known as Holliday Acquisition Corp.) that is a wholly owned subsidiary of AMRESCO ("Purchaser"), HFDG, INC., a Texas corporation, HFDGD, INC., a Texas corporation and HFMNY, INC., a New York corporation, and 3003, INC., a Texas corporation (collectively the "Sellers"), and Harold E. Holliday, Jr., John
T. Fenoglio, Robert J. Dockerty, Mark D. Gibson, Daniel F. Monte and Joe B. Thornton, Jr. (collectively the "Shareholders").

                             W I T N E S S E T H

     WHEREAS, AMRESCO, AMRESCO HOLDINGS, INC., Purchaser, Sellers and Shareholders entered into that certain Agreement for Purchase and Sale of Assets, dated July 28, 1994 (and as amended August 15, 1994), (the "Purchase Agreement"); and

     WHEREAS, the parties wish to amend the Purchase Agreement as set forth herein;

     WHEREAS, AMRESCO Holdings, Inc. was merged into AMRESCO and therefore is no longer a necessary signatory party to an amendment to the Purchase Agreement;

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Paragraph 3.10(b) is deleted in its entirety upon the effective date of this Second Amendment. The Registration Rights Agreement, attached as Exhibit "B" to the Purchase Agreement and described in Paragraph 3.10(b) of the Purchase Agreement is null and void as of the effective date of the Second Amendment.

     2. Paragraph 4 from the Registration Rights Agreement originally attached as Exhibit B to the Purchase Agreement, shall now be included as a new Paragraph 3.10(b) and shall read as follows:

          "(b) REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the holders of Registrable Securities (as defined below) the benefits of Rule 144 promulgated under the Securities Act of 1933, as amended (or any similar successor statute), and the rules and regulations thereunder ("Securities Act") and any other rule or regulation of the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act ("Commission") that may at any time permit a holder of Registrable Securities to sell securities of AMRESCO to the public without registration, AMRESCO agrees to:

               (i) File with the Commission in a timely manner all reports and other documents required of AMRESCO under the

Securities Act and the Securities and Exchange Act of 1934, as amended (or any similar successor statute) and the rules and regulations thereunder ("Exchange Act"); and

               (ii) Furnish to any holder of Registrable Securities, forthwith upon request (A) a written statement by AMRESCO that it has complied with its reporting requirements in order that Rule 144 is available for any holder of Registrable Securities, (B) a copy of the most recent annual or quarterly report of AMRESCO and such other reports or documents so filed with the Commission by AMRESCO, and (C) such other information as may be reasonably requested in availing any such holder of any rule or regulation of the Commission which permits the selling of any such securities without registration.

               (iii) Registrable Securities means the 571,240 shares of Common Stock issued to Shareholders as of the Closing Date, the 112,002 shares of Common Stock issued to Shareholders for the 1994 earn out and such additional shares of Common Stock as may be issued to Shareholders in the future pursuant to the terms of this Agreement. For purposes of this Agreement, an otherwise Registrable Security shall cease to be a Registrable Security when (A) a registration statement with respect to the sale of such security shall have become effective under the Securities Act and such security shall have been disposed of in accordance with such registration statement, (B) such security has been publicly sold or distributed to any person pursuant to Rule 144 (or any successor provision) under the Securities Act, (C) such security shall have ceased to be outstanding, or (D) such security has been sold, distributed or transferred pursuant to an exemption from the registration requirements of the Securities Act to any Person who is not a permitted assignee of the rights hereunder.

     3. Paragraph 11.1 is amended to shorten the time period of the Survival Period for certain representations, warranties and indemnitees in the Purchase Agreement and shall now read as follows:

          11.1 SURVIVAL. The representations, warranties, covenants, agreements contained in Sections 4 and 5 of this Agreement and indemnifications of the parties contained in this Agreement or in any writing delivered pursuant to the provisions of this Agreement shall survive any investigation heretofore or hereafter made by Purchaser or AMRESCO, Seller or Shareholders and the consummation of the transactions contemplated herein and shall continue in full force and effect for the period (the "Survival Period") beginning on the Closing Date and continuing until December 31, 1995; PROVIDED, HOWEVER, that the Survival Period shall be extended until the third anniversary of the Closing Date for all other covenants and agreements contained in this Agreement or in ANY writing delivered pursuant to the provisions of this Agreement; and PROVIDED,

     FURTHER, that the Survival Period shall not apply to the representations, warranties, covenants, agreements and indemnifications set forth in Sections 4.20, 4.24 and 14.12 which shall survive without temporal limitations.

     This Second Amendment is deemed to amend the Purchase Agreement, effective the 21st day of November, 1995, and as so amended, the Purchase Agreement is ratified and acknowledged by the parties to remain in full force and effect.


                                       PURCHASER:

                                       HOLLIDAY FENOGLIO, INC., formerly
                                       known as Holliday Acquisition
                                       Corp., a Delaware corporation


                                       By:  /s/  BARRY L. EDWARDS
                                          -----------------------------------
                                       Name:  Barry L. Edwards
                                            ---------------------------------
                                       Title:  Executive Vice President
                                             --------------------------------
ATTEST:

L. KEITH BLACKWELL
- -----------------------------------
Secretary

                                       PARENT:

                                       AMRESCO, INC., a Delaware corporation


                                       By:  /s/  ROBERT H. LUTZ, JR.
                                          -----------------------------------
                                       Name:  Robert H. Lutz, Jr.
                                            ---------------------------------
                                       Title:  Chief Executive Officer
                                             --------------------------------
ATTEST:

L. KEITH BLACKWELL
- -----------------------------------
Secretary

                                       SELLERS:

                                       HFDG,INC.


                                       By:  /s/  JOHN T. FENOGLIO
                                          -----------------------------------
                                       Name:  John T. Fenoglio
                                            ---------------------------------
                                       Title:  Chief Executive Officer
                                             --------------------------------
ATTEST:

/s/  HAROLD E. HOLLIDAY, JR.
- -----------------------------------
Harold E. Holliday, Jr. Secretary


                                       HFDGD, INC.


                                       By:  /s/  MARK D. GIBSON
                                          -----------------------------------
                                       Name:  Mark D. Gibson
                                       Title:  President
ATTEST:

/s/  JOHN T. FENOGLIO
- -----------------------------------
John T. Fenoglio, Secretary


                                       HFMNY, INC.


                                       By:  /s/  DANIEL F. MONTE
                                          -----------------------------------
                                       Name:  Daniel F. Monte
                                       Title:  President
ATTEST:

/s/  LAURA MONTE
- -----------------------------------
Laura Monte, Secretary


                                       3003, INC.


                                       By:  /s/  HAROLD E. HOLLIDAY, JR.
                                          -----------------------------------
                                       Name:  Harold E. Holliday, Jr.
                                       Title:  President
ATTEST:

/s/  JOHN T. FENOGLIO
- -----------------------------------
John T. Fenoglio, Secretary

                                       SHAREHOLDERS:


                                       /s/  HAROLD E. HOLLIDAY, JR.
                                       --------------------------------------
                                       HAROLD E. HOLLIDAY, JR.


                                       /s/  JOHN T. FENOGLIO
                                       --------------------------------------
                                       JOHN T. FENOGLIO


                                       /s/  ROBERT J. DOCKERTY
                                       --------------------------------------
                                       ROBERT J. DOCKERTY


                                       /s/  MARK D. GIBSON
                                       --------------------------------------
                                       MARK D. GIBSON


                                       /s/  DANIEL F. MONTE
                                       --------------------------------------
                                       DANIEL F. MONTE


                                       /s/  JOE B. THORNTON, JR.
                                       --------------------------------------
                                       JOE B. THORNTON, JR.